Analyst Day October 5, 2012 Exhibit 99.1

NU Safe Harbor Provisions
This presentation contains statements concerning NU’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, a listener or reader can identify these forward-looking statements through the use of words or phrases such as “estimate”, “expect”, “anticipate”, “intend”, “plan”, “project”,
“believe”, “forecast”, “should”, “could”, and other similar expressions.  Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance.  These expectations, estimates, assumptions or projections may vary materially from actual results.  Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that could cause our actual results to differ materially from those contained in our forward-looking statements, including, but not limited to, actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for our products and services; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels and timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly;
developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; the outcome of our merger; and other presently unknown or unforeseen factors. Other risk factors are detailed in our reports filed with the Securities and Exchange Commission (SEC).  Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.
All per share amounts in this presentation are reported on a diluted basis.  The only common equity securities that are publicly traded are common shares of NU parent.  The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in NU's assets and liabilities as a whole.  EPS by business is a non-
GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted NU parent common shares outstanding for the period.  In addition, the second quarter and first half 2012 earnings and EPS excluding certain charges related to the April 10, 2012 closing of the merger between NU and NSTAR are non-GAAP financial measures.  Management uses these non-GAAP financial measures to evaluate earnings results and to provide details of earnings results and guidance by business and to more fully compare and explain our second quarter and first half 2012 and 2011 results without including the impact of the non-recurring merger-related costs.
Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of NU’s businesses.  Non-GAAP financial measures should not be considered as alternatives to NU consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of NU’s operating performance.

Northeast Utilities

Hood

BOSTON
SEAPORT DISTRICT

CONGRESS

Welcome to Boston! 3 3

Today’s Agenda
4
David McHale Merger Integration
Executive Vice President & CAO Redefining the Customer Experience
Jim Judge NU’s Attractive Investment Thesis
Executive Vice President & CFO Financial Outlook
Lee Olivier Transmission Development Initiatives
Executive Vice President & COO Region’s Increasing Demand for Natural Gas

Tom May
President & CEO The New NU

Excellent, Timely Investment Opportunity with a
Unique Value Proposition
• Diversified across 4 regulatory jurisdictions
• Strong financial condition; among the
highest credit ratings in the industry
• Low risk profile
• $12 billion market cap enhances liquidity
• Strong, experienced management
• Top-tier record of producing shareholder
value
Low Payout
Ratio/Strong
Dividend
Growth Outlook
Significant
Transmission &
Gas
Opportunities
Low Near-Term
Rate Case Risk
No Required
Equity
Issuances
Attractive EPS
Growth
Potential

Northeast Utilities

Northeast Utilities/Electric
Yankee Gas/NSTAR Gas
Combined Electric & Gas

“Crown Jewel” of a Service Territory Seaport District Boston, MA Back Bay Boston, MA Cambridge, MA Hospital Expansion Stamford, CT The Summer House Stamford, CT 6

Northeast Utilities

BOSTON BUSINESS JOURNAL
BUILDING BOSTON
ROOM TO GROW
A slate of mega projects are proof that developers and public planners are putting Greater Boston's space constraints to the test
By Jay Fitzgerald

Seaport/Innovation District

BOSTON Herald
YEAR OF THE CRANE
Operators have bird's-eye view of building boom

Boston’s Building Boom 7

A Great Management Team that Delivers ... Utility Index S&P 500 2001 2011 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 NU 8 NSTAR

Northeast Utilities

TRANSMISSION

NSTAR
GAS

CONTROL COSTS

Creating Superior Value 9 Redefining the Customer Service Model Growing the Transmission and Gas Businesses

Northeast Utilities

Customer Service
Good Regulatory Relations
Financial Success

“One Company” Delivering Great Service Engaged Workforce 10

Northeast Utilities

Northeast Utilities/Electric
Yankee Gas/NSTAR Gas
Combined Electric & Gas

MAX. HT.
12'0"

Reaching out to regulators and employees … 11 Walking the Talk …

12
Very Strong Financial Condition
Number of Issuers
Utilities Credit Ratings Distribution
(1)
12

10
13
9

0

16
A A- BBB+ BBB BBB- Below Investment
Grade

1.  Source:  Standard & Poor’s, “Industry Report Card:  U.S. Regulated Electric Utilities’ Credit Quality Remains Stable” (3/28/12).  Long-Term
Rating of U.S. Investor-Owned Regulated Electric Utilities, excluding subsidiaries.  NU Ratings as of April 5, 2012.

1994 2012
2 for 1 split
$10
Stock
Price
$140
of value
A Leadership that Delivers Significant Shareholder Value
•
Dividend Increased Fourteen Consecutive Years
•
Total Return #1 in the Industry
Dividends
Stock Price
Proud of the Past and Optimistic About Our Future
NSTAR

14 Integration and Customer Service Review David McHale Executive Vice President & Chief Administrative Officer

Topics • Merger Integration • Redefining the Customer Experience • Connecticut Energy Policy 15

Merger Integration
• Integration is more than just cost savings . . . it’s about bringing together two companies, two cultures and two leadership teams to create one successful company
• Realignment of the organization, the people and resources to fully commit towards improving the customer experience while reducing costs
• Early indications are that NU is well positioned to not only meet the original strategic intent of the merger, but to outperform expectations
• Merger related savings support the company’s O&M targets – achieve a declining cost structure through the 2015 planning horizon

Merger Integration Priorities
Support the company’s strategic, financial and operational
objectives through two paths:
1. Implement the one company model
Transition to a centralized corporate service delivery model
Deploy resources geographically to support the businesses
Drive consistency and standardization throughout the company
2. Identify merger integration initiatives
Organizational restructuring
Non-labor integration opportunities

Merger Integration Priorities
The “One Company” Model
•
•
•
•
•

Centralize corporate relations, community relations and economic development to more effectively support customers and communities
Align electricity, natural gas, fuel and renewable procurement under one energy supply organization
Develop enterprise-wide information technology solutions and investments through one organization
Implement a fully integrated supply chain organization
Improve customer service through a new customer care
organization structured as a “meter to cash” model

Merger Integration Priorities
Merger integration initiatives

Category Activity
Staffing Levels Achieving reductions in staff, vendors and contractors
Information
Technology
Consolidating IT infrastructure, data storage, data centers, security
Implementing enterprise-wide application investments across major functional platforms, including finance, HR, operations, customer service
Supply Chain Achieved significant savings in consolidated vendor and supplier contracts, negotiating most favorable terms
Focus on improving inventory turns, inventory reduction where appropriate, standardization of equipment purchases and stocking processes
Customer Care Comprehensive assessment of the entire “meter to cash” process
Operations Initiated a complete review of the operating company processes to drive performance improvement, standardization and cost reduction

Merger Cost Savings:  Initial Assessment
Estimated Cost Savings
(Source: 2011 Net Benefit Analysis
$ Millions (Gross Savings)
Labor
Administrative
Advertising
Benefits
Insurance
IT
Professional Services
Shareholder Services
Vehicles
Association Dues
Director Fees
Credit Lines
Procurement
Contract Services
Ten Year Savings
$948 million gross, $784 million net
20
140
120
100
80
60

0
40
2012 2013 2014 2015 2016 2018 2019 2020 2021

Improving the Customer Experience
• A key tenet of the merger is to improve the customer experience while lowering costs; it’s the linchpin of this company’s success
• Recent survey data indicates NU has the highest customer satisfaction ratings among all mid-sized Eastern gas distribution companies
• We will re-define the customer experience in the electric distribution business
•
Increasing the reliability of our service
•
Increasing situational awareness and customer information during service interruptions
•
Providing an excellent customer call center experience
•
Developing an increasing array of customer solutions including energy efficiency
(EE), financing options for EE and natural gas conversions, payment and communication options

NSTAR Gas, Yankee Gas Have Superior
Customer Favorability Ratings
1. NSTAR Gas
2. Yankee Gas
3. South Jersey Gas
4. Columbia Gas of Pennsylvania
5. Elizabethtown Gas
6. Rochester Gas & Electric
7. Columbia Gas of Massachusetts
8. NYSEG
9. Peoples Natural Gas
10. Equitable Gas

Source:  2012 JD Power Gas Utility Residential Customer Satisfaction Survey for Mid-Size Eastern Companies.

Northeast Utilities

110,198 GWh
120,610 GWh
100%
80%
60%
40%
20%
0%
22%
18%
15%
31%
7%
8%
6%
52%
28%
8%
6%
2000
2011
Renewables
Hydro
Nuclear
Natural Gas
Coal
Oil

New England Electric and Natural Gas Customers Benefiting From Lower-Priced, More Plentiful Gas 23 Source Data: ISO-NE New England Energy Production

Natural Gas Prices Have Reduced New England’s
Wholesale Electricity Costs By More Than 50%
6.06 6.76 8.08 4.29 5.10 4.80 3.42
Average Cost (cents/kWh)
ISO-NE Wholesale Market Costs, Energy Component
New England Wholesale

$0
$3
$6
$9
$12
2006 2007 2008 2009 2010 2011 2012
$0
$3
$6
$9
$12
Electricity Value
Natural Gas (Henry Hub)

Cents/KWH
2.07
1.29
3.21
12.64
1.50
1.79
3.94
7.64

Cents/KWH
1.74
0.73
3.89
13.16
2.03
1.47
4.18
6.51

Lower Wholesale Prices and Lower Congestion Costs Have
Significantly Reduced Our Retail Electric Bills Since 2008

19.22
14.87
CL&P
NSTAR
Electric
19.51
14.20
2008 Bill Today’s Bill
Generation/Supply
Transmission
Distribution
Other
Today’s Bill
2008 Bill
22.6%
27.2%

Connecticut Energy Policy Reflects Today’s
Marketplace and Enhancement of Previous Initiatives
• 2011Connecticut legislation required the Department of Energy and
Environmental Protection (DEEP) to prepare a comprehensive energy strategy (CES) in 2012 and every three years thereafter
• The strategy will develop policy and recommendations in 5 focus areas:
• Emphasis placed on 80% carbon reduction by 2050 per the 2008
Connecticut Global Warming Solutions Act
• Expect the plan to support the State’s goal of “cleaner, cheaper, more reliable” energy
• DEEP initiated the study with a broad-based stakeholder process in
April 2012; draft study to be issued shortly
Transportation
Buildings Industry Electricity Natural Gas

The Connecticut Comprehensive Energy Strategy
Central to the NU strategy, a number of themes are emerging:
The Role of
Energy
Efficiency
The Feasibility
of Natural Gas
Expansion
Renewable
Targets and
Clean Energy
Natural gas as a competitive and cleaner fuel is viewed as critical element in the comprehensive plan
Commercial
Heating and
Industrial Process
Transportation
Electricity
Generation
Home Heating
Fuel

Lower Prices, Low Penetration Result in Significant
Natural Gas Expansion Opportunities
Key Policy Issues
Incentives to customers to induce conversion, incentives to the utility to incent investment, recovery of capital, financing approaches
72%
53%
48%
47%
31%
0%
20%
40%
60%
80%
CT & MA Residential Gas Heating
Penetration vs. Nearby States
CT NJ NY RI MA
50%
31%
15%
4%
0%
20%
40%
60%
CT Residential Market Penetration by
Heating Source
Heating
Oil #2
Natural
Gas
Electric
Heating
Propane

Summary
• We are well positioned to capture tremendous value resulting from the merger
• Early indications point to significant cost reduction opportunities which are supportive of the company’s desired earnings growth
• Improving the customer experience is critical to the success of this company and the recent customer satisfaction ratings for gas LDC prove we know how to delight our customers
• The new energy policy emerging in Connecticut creates a
supportive environment for growth of our gas business, provides for additional customer solutions and demonstrates the state’s
willingness to engage in constructive energy policy

30 Operations Review Lee Olivier Executive Vice President & Chief Operating Officer

NU Transmission Shows Continued Excellence in
Planning, Siting, Building and Operating High-Voltage Grid
• Since 2001, NU has sited and built highly complex and varied transmission projects in densely populated, congested areas
High-voltage, long distance underground (Middletown-Norwalk)
Undersea (Long Island Replacement Cable)
Combination overhead/underground in challenging communities (Bethel-
Norwalk, Middletown-Norwalk)
Urbanized underground (Glenbrook Cables)
Densely populated, multi-state (Greater Springfield)
• Projects modified to reflect community and regulatory concerns;
still built on or ahead of schedule and on or below budget
• NU’s transmission program has achieved national recognition as an industry leader and for excellence in execution
• Significant value added to system reliability and the environment

Northeast Utilities

Southampton
Holyoke
Fairmont Switching Station (New)
Ludlow
Ludlow Substation
Chicopee Substation
Orchard Substation
Chicopee
Piper Substation
Shawinigan Switching Station
East Springfield Substation
Cadwell Switching Station (New)
Westfield
West Springfield
Springfield
Breckwood Substation
Wilbraham
Agawam Substation
Southwick
Agawam
East Longmeadow
Hampden
South Agawam Switching Station
Longmeadow
Massachusetts
Connecticut
Southwick Substation
Suffield
Enfield
Somers
Stafford
Granby
East Granby
Windsor Locks
Ellington
East Windsor
Tolland
North Bloomfield Substation
Windsor
Simsbury
Bloomfield
345-kV Line Route with 115-kV Improvements
345-kV Line Route (Split-Phase)
Substation
Switching Station
345-kV Line Route
Junction
Switching Station (New)

The Greater Springfield Reliability Project – A Case
Study In NU’s Transmission Development Expertise

Greater Springfield Reliability Project $718M
•
•
•
GSRP: Massive Scale and Scope
•
•
•
•
Under  Construction
Continued strong relationships and frequent
communications with affected communities
Projected in-service: late 2013
Total projected NU cost:  $718 million
Project 83% complete as of 9/15/12
13 substations and switching stations
(new/rebuilt)
38 linear miles spanning 2 states and 8 towns
100 transmission circuit miles
600 structures

Northeast Utilities

Interstate Reliability Project
Thompson
Putnam
Lake Road
Killingly
Pomfret
Killingly
Willington
Ashford
Eastford
Mansfield
Chaplin
Hampton
Brooklyn
Coventry
Windham
Card Street
Scotland
Canterbury
Plainfield
Sterling
Columbia
Lebanon
Connecticut
Rhode Island
Proposed Route
Switching Station
Substation

In Siting Phase

NEEWS: Interstate Reliability Project

Interstate Reliability Project $218M
•
Joint project with National Grid (NU in
CT; NGrid in MA & RI)
• All major permit applications filed
• CT siting hearings are complete with
decision in early 2013
• Projected commencement of
construction: late 2013/early 2014
• Projected in-service: late 2015
• Total projected NU cost:  $218 million

Northeast Utilities

Granby
East Granby
Winchester
Barkhamsted
North Bloomfield
Windsor
Canton
Simsbury
New Hartford
Bloomfield
Torrington
Avon
West Hartford
Weingart Road Junction
Burlington
Harwinton
Litchfield
Farmington
Newington
Plymouth
Bristol
Plainville
New Britain
Thomaston
Frost Bridge
Wolcott
Southington
Berlin
Watertown
Waterbury
Proposed 345-kV Line Route
Substation
Junction

MASSACHUSETTS
MANCHESTER BARBOUR HILL AREA
NORTHWESTERN CONNECTICUT AREA
GREATER HARTFORD STUDY AREA
RHODE ISLAND
NEW YORK
MIDDLETOWN AREA
LONG ISLAND SOUND
EXISTING CONNECTICUT TRANSMISSION SYSTEM

NEEWS:  Greater Hartford Central Connecticut
Project (GHCC)

• The 345-kV “CCRP” was designed to address east-to-west power flow constraints across CT
• As expected, ISO has issued its need reassessment for CCRP, expanding the study to include other electricity connected areas inside CT
• ISO-NE presented the preliminary need results of this GHCC study to the Planning Advisory Committee in August 2012
• The results show severe thermal overloads and voltage violations in each of the four study areas
• 345-kV and 115-kV solutions are being considered to correct these reliability violations
• ISO process expected to provide preferred transmission solutions in 2013
• The previously estimated $301M cost, with a 2017 in-service date, is a good placeholder for the GHCC solutions

Northern Pass Transmission Project Overview
• 1,200 MW clean energy
• $1.1 billion HVDC line, terminal and AC
facilities
• Participant funded structure; no impact on
the Regional Transmission Rate
• Uses HVDC technology at +/- 300-kV with
AC/DC converters in Quebec and NH
• AC radial 345-kV line to connect to the New
England bulk power grid
• Approximately 180 miles of new
transmission (140 HVDC, 40 AC)
• Provides significant benefits to the region
1. Energy value through reduced wholesale
market prices - $200-$300 million per year for
New England
2. Environmental value through carbon
emissions reductions – up to 5 million tons of
CO2 reduction
3. Economic value through construction jobs and
new tax base – 1,200 jobs and $25 million per
year in property taxes
Des Cantons
(Quebec)
Franklin (New Hampshire)
Deerfield (New Hampshire)
HVDC Line
HVDC Line
terminations
345-kV AC line
termination
345-kV AC Line

Northeast Utilities

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
In Millions
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Base Reliability
Greater Boston Reliability
Boston Network Improvements
SEMA Cape Cod
Major Southwest CT
NEEWS
Northern Pass

Transmission’s Projected Capital Investment Has
Grown by $700M to $3.7B from Last Year’s Forecast
Successful
completion of
SWCT projects
Northern Pass HVDC
Line to Canada
Historic
Forecast
$3.7 Billion
$3.5 Billion
NEEWS projects
progressing
US portion estimated
at $1.1B; $1.04B in
forecast period
NU’s share of NEEWS
project estimated at
$1.27B; $569M in
forecast period
SWCT projects total
$1.6 billion
Budget
$718M
$1.47 Billion of
additional forecasted
reliability projects
Greater Boston
Reliability $353M
SEMA Cape Cod
$149M
Boston Network
Improvements $126M

Northeast Utilities

Other Transmission Capital Projects
In RSP / Not Yet in RSP
$600
$500
$400
$300
$200
$100
$0
$369
$510
$348
$185
$56
2013
2014
2015
2016
2017
In RSP
Not Yet in RSP

2013-2017 NU Transmission Capital Program
Other Projects – In Millions
CL&P WMECO PSNH
Total $1.47 Billion
High confidence level in “Other
Projects,”
78% in RSP as required.
Breakdown of Other Projects:
• 78% ($1.14B) - in RSP
• 22% ($328M) - not yet in RSP
NSTAR
1990 Line Structure Replacement 62.0 Obsolete Equipment Replacements 69.6 NH 10-Yr Study Reliability Projects 231.2 Pittsfield / Greenfield Area Solution 109.0
Greater Hartford / Central CT 53.2 Overhead Infrastructure 101.6 Scobie Tewksbury Line 40.1 West Springfield SS Rebuild 48.2
Stamford Underground Cable 44.6 New Electric Ave SS and T Interconnect 65.7 Manchester Area Solution 34.4 115 kV Hollow Core Insulator Repl 12.8
Southwest CT Upgrades 30.0 New East Boston SS 42.2 Nashua Area Solution 28.4 OPGW Communications Projects 7.3
Obsolete Relay Replacements 26.9 New Seafood Way SS 39.6 New Peaslee SS & 115kV Line 24.1 Obsolete Relay Replacements 6.1
115 kV Hollow Core Insulator Repl 19.0 Baker - Newton Oil Return Line 31.9 Deerfield 2nd Auto Transformer 18.0 SCADA Upgrades 1.9
Replace Montville 345kV Autos (2) 18.7 Underground Infrastructure 30.4 Mane Power Reliability 15.0 Additional WMECO Reliability Projects 25.4
South Norwalk Electric Works SS 13.0 New Control Houses - K Street, Brighton, 21.1 115kV NERC Alert 9.0
OPGW Communications Projects 9.0 Mystic New Pease Substation 6.0
Vehicle Purchases 7.1 BPS Work - Medway, Leland Street 21.1 OPGW Communications Projects 3.3
Obsolete Equipment Repl Prgm. 5.2 Additional NSTAR Reliabiilty Projects 69.6 Additional PSNH Reliabiilty Projects 37.7
SCADA Upgrades 2.0
Additional CL&P Reliabiilty Projects 26.2
316.9 492.8 447.2 210.7
Total: $1.468 Billion

NU Electric Distribution:  Improving Reliability
and Customer Service Under Fixed Rates
• Strong 2012 reliability across all four companies
• Implement synergies to improve customer service, lower costs
• Operate successfully under multi-year fixed rate plans
• Implement best practices in emergency preparedness and
response
• Work closely with states to achieve their energy policy goals

Emergency Preparedness a Critical Focus in CT
•
CL&P demonstrated strong performance in the Governor’s statewide emergency exercise
•
Received positive feedback from municipalities, the administration and key state agencies
•
Created robust emergency preparedness organizational structure
•
Five-year period, 2013-2017
•
PURA hearings planned for late October
•
PURA final decision expected by year end
•
Majority of investment will be spent on routine and enhanced tree trimming;
remainder invested in structural and electrical hardening of our system
•
Costs, return on investment to be recovered through new tracking mechanism

• Continuing to make significant steps to improve emergency preparedness and response
• $300 million distribution resiliency program filed with CT Public Utilities Regulatory
Authority (PURA)

Gas and Oil Market Dynamics Provide Expansion
Opportunity for NU and Benefits to Customers and States

Opportunity
•
•
•
•
Economic
impact
Energy
independence
Environmental benefits Energy efficiency
Business
competitiveness
Job creation
$1,200 to
$2,500
savings per
year for an
average
customer
Benefits to Customers and States
Shale resources in close
proximity of Northeast
markets
Natural gas prices expected
to remain disconnected
from oil
New England unique due to
its high reliance on imported
heating oil
NU owns second largest
natural gas distribution
system in New England
(480,000 customers)

Northeast Utilities

Annual customer additions
10,000
8,000
6,000
4,000
2,000
0
6,802
6,204
5,162
5,572
6,628
8,200
2007
2008
2009
2010
2011
2012 E

Customer Growth Has Picked Up for NU’s Gas Business
NU Gas Business – NSTAR, Yankee Gas
2007-2012 Annual Customer Additions
(Conversions and new construction)

Economic downturn
Natural gas prices
decreasing

Northeast Utilities

20,000
15,000
10,000
5,000
0
Annual customer additions
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

NU’s Gas Business Could Be Significantly Expanded

NU Gas Business – NSTAR, Yankee Gas
2013-2022 Annual Customer Additions Projections
Base Growth Projection
74,000 new customers
15% customer growth 2012 to 2022
Potential High Growth Projection
89,000 incremental new customers
33% total customer base growth 2012 to 2022
• ~$40M capex/year
• No regulatory changes
• ~$100M incremental
capex/year
• Enabling regulatory changes

Our Capital Plan Continues to Provide Significant
Value for Customers, Shareholders and the Environment
• The transmission system in New England still has
opportunities for improvements to reliability and congestion
• A portfolio of smaller, more localized reliability projects that connect to renewable sources will continue to provide
investment opportunities
• Our transmission footprint and geographic position relative to
New England load centers make us well positioned to
capitalize on those opportunities
• Gas and oil market dynamics are providing significant
expansion opportunities for NU’s gas business; as well as
benefits to customers and the states of CT and MA

44 Financial Review Jim Judge Executive Vice President & Chief Financial Officer

Well Positioned for Success 45 Experienced Management Team Multi-Year Rate Agreements Focused on Improved Reliability and Customer Service Strong Financial Condition with Premium Growth

Outline
A Great Platform for Future Success
• Regulatory and business diversity
• Strong financial condition
• Rate certainty
• Experienced management team
Regulatory Updates
• States
• FERC
Financial Expectations
• Key assumptions
• Interest savings
• Projections (2012, 2013)
• Dividend growth
Wrap-up

MA
31%
NH
12%
FERC
32%
CT
25%

Electric
Distribution
52%
Electric
Generation
6%
Gas
Distribution
10%
Electric
Transmission
32%

47 Regulatory and Business Segment Diversity Rate Base By State / Federal Rate Base By Business Combined 2011 Rate Base: $12.4 billion 47

Northeast Utilities

13
10
8
9
3
1
8
4
0
A
A-
BBB+
BBB
BBB-
Below Investment Grade

Very Strong Ratings Rank Highly in the Industry
Utilities Credit Ratings Distribution
(1)

1. Wisconsin Energy
2. Northeast Utilities
3. Con Edison
4. National Grid Holdings
5. Xcel Energy
6. Integrys
7. Dominion
8. NextEra
1.  Source:  Standard & Poor’s, “Industry Report Card:  U.S. Regulated Electric Utilities’ Credit Quality Remains Stable” (3/28/12).  Long-Term
Rating of U.S. Investor-Owned Regulated Electric Utilities, excluding subsidiaries.  NU Ratings as of April 5, 2012.

The Regulatory Environment:  NU Business
Segments Have a High Level of Rate Certainty
Distribution
NSTAR Electric
Rates frozen through 12/31/15;
reconciling adjustments continue to
operate
NSTAR Gas
WMECO
CL&P
Rates frozen through 11/30/14;
reconciling adjustments continue to
operate
Yankee Gas $7M rate increase took effect 7/1/12
PSNH
Multi-year rate plan through 6/30/15.
Increases of $7M took effect 7/1/12, and
another $10M on 7/1/13 anticipated
Transmission
Fully reconciling rates – no general rate
cases
Generation
PSNH
Fully reconciling rates – no general rate
cases
WMECO (solar)

Total Shareholder Return Outperformed All
Benchmarks
5-Year 10-Year 15-Year
NSTAR 68.9% 222.7% 597.0%
NU 51.4% 185.6% 313.3%
EEI Index 22.8% 122.6% 254.8%
S&P 500 -1.3% 33.3% 121.2%
Cumulative Total Return
Periods Ended December 31, 2011

Complementary “Best-In-Class” Expertise
• NU is a leader in transmission development, siting, construction and operations
• NSTAR’s reliability and customer service results are consistently in top quartile/decile
• NSTAR Gas and Yankee Gas rated 1 and 2 by J.D. Power in recent survey of Eastern Region – Midsize Category
• Customers benefit from improved service and cost efficiencies
51 51
st
nd

Massachusetts Settlement Agreements – Key Provisions
MA Attorney General and DOER
• One-time $21M rate credit allocated among NSTAR Electric, NSTAR Gas and WMECO
• Distribution rate freezes for all three companies until 2016
• Excludes current reconciling tariffs, and exogenous costs provision included
• Recovery of lost base revenues (NSTAR Electric)
• Storm cost recovery following prudence review
• NSTAR Electric – To be recovered over 5 years commencing 1/1/14
• WMECO – Follow storm recovery process approval in January 2011 rate decision
• Safety and infrastructure improvement program to continue, up to $15M (NSTAR Electric)
• Amortization of merger-related costs (for rate-making) over 10 years
• Executive retention and change of control costs excluded
MA Department of Energy Resources (DOER)
• NSTAR Electric 15-year contract for energy related to 129 MW (27.5%) of Cape Wind Project
• Recoverable through reconciling tariff
• NSTAR Electric and WMECO target 2.5% energy efficiency savings in 2013 – 2015
• NSTAR Electric pursues 10-year solar contracts for up to 10 MW (Maximum: 5 MW/contract)
• NSTAR Electric will have electric vehicle pilot program collaboration with DOER
• Enhanced cost reporting requirements and rate base audit

Connecticut Settlement Agreement – Key Provisions
CT Attorney General, CT Office of Consumer Counsel
•
One-time $25M rate credit for CL&P customers
•
CL&P base distribution rate freeze until December 1, 2014
• Exogenous events provision included
• Reconciling provisions continue
•
$15M non-recoverable payment to fund state energy initiatives
•
$40M reduction in maximum level of recoverable storm costs
•
$300M total additional investment in “system resiliency” over multiple years
• Recovery at weighted average cost of capital through rate
mechanism
• Recovery capped at $25M during fixed rate period

Additional State Regulatory Proceedings
PSNH Clean Air Project prudence review
•
$422M project completed in June 2012
•
Excellent performance since scrubber began operating
•
Supportive report in September 2012 from NHPUC consultant
•
Hearings in January 2013 and decision expected in first half of 2013
•
Currently recovering about 2/3 of equity return and operating expenses and deferring remainder
CL&P recovery of approximately $290M of 2011 storm expenses
•
Filing expected within the next few months
•
Merger settlement requires CL&P to forego recovery of $40M and to recover allowed costs between 12/1/14 and 11/30/20

Review of FERC-Approved Transmission ROEs
10.00%
10.50%
11.00%
11.50%
12.00%
12.50%
13.00%
13.50%
Local Network
Service
Regional
Network Service
Base
Northern Pass 2005-2008
Regional
Projects
NEEWS M-N
Underground
NU’s Local Network Service Tariff ROE (this is the New England base ROE that is subject of 9/30/11 complaint proceeding at FERC)
NE RTO Incentive adder of 50 basis points on regional assets
ISO-NE Planned Regional projects in-service before 1/1/09 (D.C. Circuit Court rejected appeal on 1/29/10)
Middletown-Norwalk advanced technology adder of 46 basis points for underground cable system
125 basis point NEEWS incentive (request for rehearing denied by FERC on 6/28/11)
142 basis point Northern Pass incentive (request for rehearing denied by FERC on 8/5/11)
11.14%
12.64%
12.89%
13.10%
12.56%
11.64%

Transmission Update
• $700M of additional transmission projects
• About $2B of equity invested in transmission business
expected to grow to $3.5B by 2017
• FERC committed to incentives for needed infrastructure
investments
56 56

Key Assumptions Through 2015

Electric sales: Annual growth of
approximately 0.5% - 1.0%
Natural gas sales: Weather-normalized
annual growth of 1%-2%
Impact of a return to normal weather for 2013 adds
approximately 7% to sales
O&M: Annual decreases of approximately 3%
Cost savings more than offset wage increases and inflation
Reported 2012 annualized O&M estimated at about $1.6 billion

Merger Has Enhanced Opportunities for Financing Savings
• NSTAR commercial paper program
expanded to NU in July
• Effectively lowered short-term
borrowing costs on $700M by 150
basis points
• Renegotiation of $1.6B of bank lines
also lowered revolver fees
58
• NSTAR Electric is refinancing $400M
of senior unsecured debt this month.
Indicative rate would produce $9M of
annual savings
• NU Parent has $250 million of 5-year
5.65% notes maturing June 1, 2013.
Indicative rate would produce $9M of
annual savings
• $170M of CL&P and WMECO tax-
exempt was called effective October 1,
2012.  Annual savings of $7M

SHORT-TERM
Annual Interest/Fee Annual Interest/Fee
Savings of Approximately Savings of Approximately
$10 Million $10 Million
Annual Interest Savings of Annual Interest Savings of
Additional $25 Million Additional $25 Million
LONG-TERM

Projected 2012 Recurring EPS
$2.25 - $2.30
Major Drivers vs. 2011
• NSTAR earnings
• Higher transmission rate
base
• Lower interest costs
• Initial cost savings
• PSNH, Yankee Gas
distribution rate increases
• Higher share count
• Additional emergency
preparedness expense at CL&P
• Higher untracked pension,
property taxes and depreciation
costs

Projected EPS Range for 2013
$2.40 - $2.60
• Normal weather
• Lower interest costs
• Additional transmission rate
base
• PSNH, Yankee Gas distribution
rate increases
• Cost savings
• Additional PSNH generation
return
• Higher depreciation and
property tax expense
Major Drivers vs. 2012

EPS Growth Beyond 2013
Major Drivers

Long-term
6% - 9%
CAGR off of
2012
Long-term
6% - 9%
CAGR off of
2012
• Continued investment in
transmission reliability
projects, including NEEWS
• Northern Pass Transmission
• Increase in gas conversions
• Increased cost savings
• Higher property tax and
depreciation expense

Dividend Growth In-Line with Earnings Growth 62 2009 2010 Q1 2012 2011 Q2/Q3 2012 62 $1.372 $1.175 $1.10 $1.025 $0.95

Northeast Utilities

Recession behind us, say analysts
Relief in sight for consumers
Business confidence index starts to rise
Brighter outlook seen for retailers
Recession nearly over

Additional Upside Opportunities Not Reflected in Projections
• Additional natural gas expansion
investments
• Additional transmission
investments
• Favorable CT energy efficiency/
energy policy outcomes
• Accelerated economic recovery

Today’s Key Takeaways….
• 6% - 9% projected long-term growth rate
exceeds peers
• Transmission capital spending increases $700 million
from previous forecast
• Significant interest savings
• Top tier financial condition
• Strong management team that delivers

Q & A 65

Appendix 66

Schedule for New England Base ROE Complaint

Complainants’
Case Filed
Transmission
Owners Case
Filed
10/1
11/20
FERC Staff
Complainants’
Rebuttal Case
Filed
Updated ROE
Analyses Due
Hearings Start
Initial Decision
From Judge
1/18
4/17
5/6 9/10 2/27
FERC
Decision
Expected
Possible Requests
for Rehearing

Near Term Upside:  Record Mild Weather in 2011-2012
Reduced Our Gas Delivery Margins by $30 Million
4,529
5,579
5,151
5,682
5,318
5,179
5,130
5,545
5,579
5,876
4,726
5,680
3,000
3,500
4,000
4,500
5,000
5,500
6,000
6,500
2000 -
2001
2001 -
2002
2002 -
2003
2003 -
2004
2004 -
2005
2005 -
2006
2006 -
2007
2007 -
2008
2008 -
2009
2009 -
2010
2010 -
2011
2011 -
2012
Winter Season
Heating Degree Days
___________________________
Source: Haver Analytics.
1. Winter includes October through March of each season.
Avg.: 5,331

2000 – Present Winter Heating Degree Days
(1)

$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$ in millions
$467
$390
$866
$2,100
$638
$410
$975
$2,191
$723
$512
$1,130
$2,248
$733
$634
$1,232
$2,392
$841
$682
$1,480
$2,421
$1,044
$803
$738
$1,648
$2,403
$990
$767
$718
$1,897
$2,439
2011A
2012
2013
2014
2015
2016
2017
CL&P
NSTAR Electric
PSNH
WMECO
NUTV

Transmission Rate Base Growth Projections 69 $3,823 $4,613 $4,214 $4,991 $5,424 $6,636 $6,811 10% CAGR

Northeast Utilities

$1,000
$800
$600
$400
$200
$0
$ In Millions
$911
$903
$892
$25
$45
$52
$665
$662
$648
$635
$51
$61
$50
$44
$173
$163
$160
$161
2012
2013
2014
2015
Natural Gas Distribution
Generation
Electric Distribution
CL&P Resiliency

Projected Distribution/Generation Capital Expenditures 70 $889

Northeast Utilities
$2,000
$1,600
$1,200
$800
$400
$0
$104
$889
$718
$62
$911
$627
$62
$903
$928
$55
$892
$923
2012
2013
2014
2015

Total Projected Capital Expenditures 71 $1,893 $1,711 $1,600 $1,870 Transmission Electric & Gas Distribution and Generation (including CL&P resiliency) Other, Primarily IT

Electric
Distribution
47%
Electric
Transmission
39%
Electric
Generation
5%
Gas
Distribution
9%

Projected Rate Base Growth - 2015 72 Projected Combined 2015 Rate Base: $15.6 billion Rate Base By Business